Inventories	6 Months Ended
Feb. 28, 2026
Inventories
Inventories

7. Inventories

	As at	As at
	February 28,	August 31,
	2026	2025
	$	$
Raw materials	5,181,287	6,037,481
Work-in-process	1,324,697	1,570,095
Finished goods	23,731,238	29,264,071
	30,237,222	36,871,647

For the three-month and six-month periods ended February 28, 2026, inventories recognized as an expense amounted to $10,134,016 and $21,628,521 respectively [February 28, 2025 – $78,899 and $217,333 respectively].

For the three-month and six-month periods ended February 28, 2026, cost of sales includes depreciation of $7,802 and $15,779 respectively [February 28, 2025 – $10,706 and $19,359 respectively].

As at February 28, 2026, prepaid expenses included deposits to suppliers for future inventory purchases of $2,690,461 [August 31, 2025 – $2,693,822].

As at February 28, 2026, included in deposits to suppliers is $1,352,574 related to advance payments made to a battery supplier. The Company is currently involved in a dispute with this supplier relating primarily to delivery timing and certain contractual matters. While the matter remains ongoing, the supplier continues to produce and deliver batteries under the existing arrangements, and there is no indication at this time that the contractual relationship has been terminated or that the supplier is unable to fulfill its obligations. Management has assessed the recoverability of these deposits based on the current status of production, expected delivery schedules, and the Company’s planned utilization of the batteries in its operations. Based on this assessment, management believes that the deposits remain recoverable and, accordingly, no impairment has been recognized as at February 28, 2026. However, as the outcome of the dispute is not yet resolved, there remains a degree of uncertainty, and any changes in the underlying facts and circumstances could impact this assessment in future periods.